SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT

Polaris Platinum II Variable Annuity

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

FS VARIABLE SEPARATE ACCOUNT

Polaris II Variable Annuity

American General Life Insurance Company (“AGL”) and The United States Life Insurance Company in the City of New York (“US Life”) are amending the Prospectus for the purpose of adding the following information.

MARKETLOCK INCOME PLUS EXTENSION

The information below is important to you if you purchased a contract between May 1, 2008 and May 3, 2009 and you elected the MarketLock Income Plus living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period and initial Income Credit Period ends after the fifth contract year. On or about your fifth contract anniversary you had an opportunity to extend both the Income Base Evaluation Period and the Income Credit Period (the “Extension”) for an additional five years. If you elected the initial Extension, you will have the opportunity to elect a second Extension on or about your tenth contract anniversary. In choosing the second Extension, your fee will change as detailed below. No other parameters or terms of your current benefit, including investment requirements, will change as a result of the second Extension.

If you do not wish to elect the second Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements that applied upon the first Extension. However, your Income Base will no longer be adjusted for higher anniversary values or income credits. Please note that if you did not elect the initial Extension when it was offered, you may not be permitted to extend the Income Base Evaluation and Income Credit Periods at this time. If you do not elect this second Extension, you will not be eligible for any subsequent Extension in the future.

As with all important financial decisions, we recommend that you discuss this with your financial representative. If you do not have a prospectus, you can call our Annuity Service Center at (800) 445-7862 and we will provide one to you. If you elect the second Extension, we will send you a new contract endorsement.

For information on the MarketLock Income Plus living benefit you elected at purchase, please see the MarketLock Income Plus section under OPTIONAL LIVING BENEFITS in the prospectus.

How do I elect the Extension?

If you are eligible for the second Extension because you previously elected the first Extension and wish to elect the second Extension, you must complete the Election Form you will receive. The terms of the second Extension for contracts issued between May 1, 2008 and May 3, 2009 are detailed below. The Income Base Evaluation Period and the Income Credit Period may both be extended for an additional 5 year period.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values and the Income Credit Period refers to the period of time over which we calculate a potential Income Credit. These components are used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.

What is the fee if I elect the second Extension?

If you elect the second Extension, the fee for the feature will as follows:

Number of Covered Persons	Current Annualized Fee After First Extension (calculated as a percentage of the Income Base)	Annualized Fee After Second Extension (calculated as a percentage of the Income Base)
One	1.20%	1.35%
Two	1.45%	1.60%

What are the investment requirements if I elect the second Extension?

If you elect the second Extension, the investment requirements will not change from those that currently apply to the first Extension. Your assets must remain allocated in accordance with one of the following options:

Option 1	At least 50% in one or more of the following:

                SA DFA Ultra Short Bond

                SA VCP Dynamic Allocation

                SA VCP Dynamic Strategy

Up to 50% in one or more of the following Variable Portfolios:

                 Balanced+

                Franklin Income VIP Fund

                Franklin Founding Funds Allocation VIP Fund

                SA American Funds Asset Allocation

                SA Edge Asset Allocation

                SA JPMorgan Balanced

                SA MFS Total Return

+ Not available on Polaris II variable annuity unless you purchased it through Chase Investment Services Corporation (formerly WaMu Investments, Inc.)

Option 2	25% in SA VCP Dynamic Allocation 25% in SA VCP Dynamic Strategy 50% in one of the following Allocations:
	Variable Portfolios	Allocation 1	Allocation 2	Allocation 3
	Invesco V.I. Comstock Fund,	2.5%	2.5%	3.0%
	Invesco V.I. Growth and Income Fund	3.0%	3.5%	4.0%
	SA AB Growth	0.5%	0.5%	0.5%
	SA AB Small & Mid Cap Value	0.5%	0.5%	0.5%
	SA American Funds Global Growth SAST	1.0%	1.5%	2.0%
	SA American Funds Growth-Income SAST	0.0%	0.0%	0.5%
	SA Boston Company Capital Growth	1.0%	1.5%	1.5%
	SA DFA Ultra Short Bond	1.0%	0.5%	0.0%
	SA Dogs of Wall Street	1.5%	1.5%	1.5%
	SA Federated Corporate Bond	5.0%	4.0%	3.5%
	SA Franklin Foreign Value	1.5%	1.5%	1.5%
	SA Franklin Small Company Value	0.0%	1.0%	1.0%
	SA Goldman Sachs Global Bond	2.0%	2.0%	1.0%
	SA Janus Focused Growth*	0.0%	0.5%	0.5%
	SA JPMorgan Emerging Markets	0.0%	0.5%	1.0%
	SA JPMorgan Equity-Income	3.0%	3.5%	4.0%
	SA JPMorgan MFS Core Bond	8.5%	6.5%	5.0%
	SA Legg Mason BW Large Cap Value	2.0%	2.0%	2.0%
	SA MFS Blue Chip Growth	1.0%	1.5%	2.0%
	SA MFS Massachusetts Investors Trust	3.0%	3.0%	3.5%
	SA Morgan Stanley International Equities	1.5%	1.5%	2.0%
	SA Oppenheimer Main Street Large Cap	1.5%	2.0%	2.0%
	SA PineBridge High-Yield Bond	2.0%	1.5%	1.0%
	SA Pyramis Real Estate	0.0%	0.0%	0.0%
	SA Wellington Capital Appreciation	1.5%	1.5%	2.0%
	SA Wellington Government and Quality Bond	4.0%	4.0%	3.5%
	SA Wellington Real Return	2.5%	1.5%	1.0%
	Total	50.0%	50.0%	50.0%

*  If you purchased Polaris Platinum II variable annuity through Banc of America Investment Services, Inc., the Columbia VP-Large Cap Growth Variable Portfolio is used instead of the SA Janus Focused Growth Variable Portfolio

As a reminder, you also have the option to cancel your MarketLock Income Plus benefit on your tenth anniversaries, or any anniversary thereafter. If you elect to cancel your feature, you will no longer receive the guarantees of the MarketLock Income Plus benefit and you will no longer be charged the fee.

Dated: March 28, 2018

Please keep this Supplement with your Prospectus